Phoenix Wealth Accumulator PHOLIO

Phoenix Wealth Builder PHOLIO

Phoenix Wealth Guardian PHOLIO

and Phoenix Diversifier PHOLIO,

each a series of Phoenix PHOLIOsSM

Supplement dated June 25, 2008 to the Prospectus dated January 31, 2008, and to the Statement of

Additional Information dated January 31, 2008, as supplemented April 8, 2008, May 1, 2008,

May 29, 2008, May 30, 2008, June 13, 2008 and June 19, 2008

IMPORTANT NOTICE TO INVESTORS

The disclosure under the heading “Management of the Funds” on page 27 of the funds’ current prospectus is hereby replaced in its entirety with the following:

The Adviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 Mutual funds and as adviser to institutional clients. As of March 31, 2008, Phoenix had approximately $1.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the funds’ Board of Trustees, Phoenix is responsible for managing each fund’s investment program, the general operations and the day-to-day management of the funds’ portfolios. As compensation for its services, the adviser is entitled to a fee, payable monthly, at an annual rate of 0.10% of the average daily net assets of each fund. As a fund of funds, however, each underlying affiliated mutual fund’s adviser or subadviser manages the daily investments of the underlying affiliated mutual fund’s portfolio and receives a management fee for this service.

The adviser has voluntarily agreed to limit each fund’s total operating expenses (excluding 12b-1 fees, acquired fund fees and expenses, interest, taxes and extraordinary expenses) so that such expenses do not exceed the amounts shown in the table below.

Fund	Class A	Class C
Wealth Accumulator PHOLIO	0.20%	0.20%
Wealth Builder PHOLIO	0.20%	0.20%
Wealth Guardian PHOLIO	0.20%	0.20%
Diversifier PHOLIO	0.20%	0.20%

The adviser may discontinue these voluntary arrangements at any time. The adviser may recapture operating expenses reimbursed under this arrangement subsequent to August 23, 2007 for a period of three years following the end of the fiscal year in which such reimbursement occurred.

A discussion regarding the basis of the Board of Trustees approving the advisory agreement is available in the funds’ 2007 annual report covering the period October 1, 2006 through September 30, 2007.

The funds, excluding the Wealth Builder PHOLIO, and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of a existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the subadviser that normally is provided in a proxy statement.

Portfolio Management

The following individuals are members of the team of investment professionals responsible for the day-to-day management of the funds’ portfolios.

Christopher M. Wilkos, CFA. Mr. Wilkos has served as a member of the portfolio management team for each of the funds since their inception. Mr. Wilkos is Senior Vice President (since 2001), Corporate Portfolio Management for The Phoenix Companies, Inc. (“Phoenix Companies”), and is primarily responsible for managing the general account investment portfolios of the company. He oversees asset allocation, asset-liability management, derivatives management and performance reporting for Phoenix Companies. Mr. Wilkos also serves as Senior Vice President of Phoenix. Mr. Wilkos joined Phoenix Companies in 1997 as director of Corporate Portfolio Management and was named Vice President in 1998.

Carlton Neel. Mr. Neel has served as a member of the portfolio management team for each of the funds since June 2008. Mr. Neel is a Senior Vice President of Phoenix, Euclid and Phoenix/Zweig Advisers, LLC (“PZA”). He also serves as portfolio manager of the Phoenix Small-Cap Value Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by PZA. For the period from July 2002 until returning to Euclid and PZA in April 2003, Mr. Neel was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by PZA from 1995 until July 2002, Mr. Neel served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

David Dickerson. Mr. Dickerson has served as a member of the portfolio management team for each of the funds since June 2008. Mr. Dickerson is a Senior Vice President of Phoenix, Euclid and Phoenix/Zweig Advisers, LLC (“PZA”). He also serves as portfolio manager of the Phoenix Small-Cap Value Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by PZA. For the period from July 2002 until returning to Euclid and PZA in April 2003, Mr. Dickerson was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by PZA from 1993 until July 2002, Mr. Dickerson served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Joseph M. Terranova. Mr. Terranova has served as a member of the portfolio management team for the Diversifier PHOLIO since June 2008. He joined Phoenix Investment Partners, Ltd., an affiliate of Phoenix, in June 2008 as Chief Alternatives Strategist and also serves as Chief Alternatives Strategist of Phoenix. Previously, Mr. Terranova held the position of Director of Trading at MBF Clearing Corp. (1990 to 2008). Before MBF, he held positions at Swiss Banking Corp and JP Morgan Securities. Mr. Terranova is a CNBC contributor and frequent panelist for the CNBC program “Fast Money.”

Please refer to the Statement of Additional Information for additional information about the funds’ portfolio managers, including the structure of and method of computing compensation, other accounts managed and ownership of shares of the funds.

Investors should retain this supplement with the Prospectus and Statement of Additional Information for future reference.

PXP 5018/PHOLIOs PMAdds (06/08)